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                                                                       EXHIBIT A


                             JOINT FILING AGREEMENT

     The undersigned hereby agree that the statement on Schedule 13D with respect to the shares of Common Stock of Life Financial Corporation dated August 6, 1999 is, and any amendments thereto signed by each of the undersigned shall be, filed on behalf of each of them pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities and Exchange Act of 1934.


Dated: January 6, 2000


                                   RCG KINGSTON FUND, LTD.

                                       By: RCG Kingston, L.L.C., its investment
                                           advisor

                                           By: Jennings & Gillen, its
                                               co-managing member


                                           By: /s/ Thomas F. Gillen
                                               ------------------------------
                                           Name:  Thomas F. Gillen
                                           Title: General Partner


                                   RCG KINGSTON, L.L.C.

                                       By: Jennings & Gillen, its co-managing
                                           member


                                       By: /s/ Thomas F. Gillen
                                           ------------------------------
                                       Name:  Thomas F. Gillen
                                       Title: General Partner



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                                   KINGSTON FUND, LP

                                       By: RCG Kingston, L.L.C., its general
                                           partner

                                           By: Jennings & Gillen, it
                                               co-managing member


                                           By: /s/ Thomas F. Gillen
                                               ------------------------------
                                           Name:  Thomas F. Gillen
                                           Title: General Partner


                                   RAMIUS CAPITAL GROUP, LLC

                                       By: C4S & Co., LLC


                                       By: /s/ Peter A. Cohen
                                           ------------------------------
                                       Name:  Peter A. Cohen
                                       Title: Co-Managing Member


                                   C4S & CO., LLC


                                   By: /s/ Peter A. Cohen
                                       ------------------------------
                                   Name:  Peter A. Cohen
                                   Title: Co-Managing Member


                                   JENNINGS & GILLEN


                                   By: /s/ Thomas F. Gillen
                                       ------------------------------
                                   Name:  Thomas F. Gillen
                                   Title: Co-General Partner


                                   D.B. JENNINGS, INC.


                                   By: /s/ Donald B. Jennings
                                       ------------------------------
                                   Name:  Donald B. Jennings
                                   Title: President



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                                   /s/ Donald B. Jennings
                                   ------------------------------
                                   Donald B. Jennings


                                   /s/ Thomas F. Gillen
                                   ------------------------------
                                   Thomas F. Gillen


                                   THE PARTNERSHIP FOR BANK CAPITAL, L.P.

                                       By: D.B. Jennings, Inc., a general
                                           partner


                                       By: /s/ Donald B. Jennings
                                           ------------------------------
                                       Name:  Donald B. Jennings
                                       Title: President